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                                                                  Exhibit 23.3


                           INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Five Star Quality Care, Inc.:

We consent to the use of our report as incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                                      /s/ KPMG LLP

Baltimore, Maryland
March 21, 2002